                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11
IN RE: ENRON
CORP., ET AL., DEBTORS     CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                           01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                           01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                           01-16431, 01-16467, 01-16483, 02-10007, 02-10038,
                           02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                           02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                           02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                           02-10757, 02-10760, 02-10761, 02-10764, 02-10766,
                           02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                           02-11268, 02-11272, 02-11824, 02-11884, 02-12104 ,
                           02-12105, 02-12106, 02-12347, 02-12398, 02-12400,
                           02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                           02-14046, 02-14632

                           (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED SEPTEMBER 30, 2002

DEBTORS' ADDRESS:        Enron Corp. et al.
                         1400 Smith Street
                         Houston, TX 77002

DEBTORS' ATTORNEY:       Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, NY 10153

REPORT PREPARER:         Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: December 11, 2002               By: /s/ Raymond M. Bowen, Jr.
                                          --------------------------------
                                          Name:  Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR SEPTEMBER 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through September 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

  o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

  o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

  o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

  o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

  o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

  o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

  o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                     For the Month Ended September 30, 2002
                                  (In Millions)


                                                                                                            Transfer to
                                                        Beginning   3rd Party     3rd Party        Net       Restricted    Ending
Debtor Company                               Case No.    Balance     Receipts   Disbursements  Intercompany    Cash       Balance(b)
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.               01-16033      $ 28        $   2        $ (1)        $ --          $(24)        $   5
Enron Corp.                                  01-16034       168           19         (69)         (19)           --            99
Enron North America Corp.                    01-16035       554           19         (12)          29            --           590
Enron Power Marketing, Inc.                  01-16036        --           32          (8)         (24)           --            --
PBOG Corp.                                   01-16037        --           --          --           --            --            --
Smith Street Land Company                    01-16038        --            5          --           --            --             5
Enron Broadband Services, Inc.               01-16039        --            1          (4)           3            --            --
Enron Energy Services Operations, Inc.       01-16040        39           31         (15)          12            --            67
Enron Energy Marketing Corp.                 01-16041        --           12          --          (11)           --             1
Enron Energy Services, Inc.                  01-16042       251           45         (28)          --           (22)          246
Enron Energy Services, LLC                   01-16043        --           --          --           --            --            --
Enron Transportation Services Company        01-16044        --           --          --           --            --            --
BAM Leasing Company                          01-16045        --           --          --           --            --            --
ENA Asset Holdings, L.P.                     01-16046         1           --          --           --            --             1
Enron Gas Liquids, Inc.                      01-16048        --            1          --           (1)           --            --
Enron Global Markets LLC                     01-16076        --           --          (1)           1            --            --
Enron Net Works L.L.C                        01-16078         2            1         (14)          12            --             1
Enron Industrial Markets LLC                 01-16080        --           --          (1)           1            --            --
Operational Energy Corp.                     01-16109        --           --          --           --            --            --
Enron Engineering & Construction Co.         01-16110         2            1          (1)          --            --             2
Enron Engineering & Operational
 Services Co.                                01-16111        --           --          --           --            --            --
Garden State Paper Company LLC               01-16280         1            7          (1)          --            --             7
Palm Beach Development Company, L.L.C        01-16319        --           --          --           --            --            --
Tenant Services, Inc.                        01-16428         7           --          (7)          --            --            --
Enron Energy Information
 Solutions, Inc.                             01-16429        --           --          --           --            --            --
EESO Merchant Investments, Inc.              01-16430        --           --          --           --            --            --
Enron Federal Solutions, Inc.                01-16431        --           --          --           --            --            --
Enron Freight Markets Corp.                  01-16467        --           --          --           --            --            --
Enron Broadband Services, L.P.               01-16483        --           --          --           --            --            --
Enron Energy Services North America, Inc.    02-10007        --           --          --           --            --            --
Enron LNG Marketing LLC                      02-10038        --           --          --           --            --            --
Calypso Pipeline, LLC                        02-10059        --           --          --           --            --            --
Enron Global LNG LLC                         02-10060        --           --          --           --            --            --
Enron International Fuel Management Company  02-10061        --           --          --           --            --            --
Enron Natural Gas Marketing Corp.            02-10132        --           --          --           --            --            --
ENA Upstream Company LLC                     02-10232        --           --          --           --            --            --
Enron Liquid Fuels, Inc.                     02-10252        --           --          --           --            --            --
Enron LNG Shipping Company                   02-10346         3           --          --           (1)           --             2
Enron Property & Services Corp.              02-10464         1           --          (2)           1            --            --
Enron Capital & Trade Resources
 International Corp.                         02-10613        22            1          --           (1)           --            22
Enron Communication Leasing Corp.            02-10632        --           --          --           --            --            --
Enron Wind Corp.(a)                          02-10743
Enron Wind Systems, Inc.(a)                  02-10747
Enron Wind Energy Systems Corp.(a)           02-10748
Enron Wind Maintenance Corp.(a)              02-10751
Enron Wind Constructors Corp.(a)             02-10755

                           Continued on the next page

                                                                         Table 1
                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                     For the Month Ended September 30, 2002
                                  (In Millions)
                                   Transfer to

                                                                                                             Transfer to
                                                        Beginning   3rd Party     3rd Party        Net       Restricted    Ending
Debtor Company                               Case No.    Balance     Receipts   Disbursements  Intercompany     Cash      Balance(b)
----------------------------------------------------------------------------------------------------------- ------------------------
EREC Subsidiary I, LLC                       02-10757        --           --          --           --            --            --
EREC Subsidiary II, LLC                      02-10760        --           --          --           --            --            --
EREC Subsidiary III, LLC                     02-10761        --           --          --           --            --            --
EREC Subsidiary IV, LLC                      02-10764        --           --          --           --            --            --
EREC Subsidiary V, LLC                       02-10766        --           --          --           --            --
Intratex Gas Company                         02-10939        --           --          --           --            --            --
Enron Processing Properties, Inc.            02-11123        --           --          --           --            --            --
Enron Methanol Company                       02-11239        --           --          --           --            --            --
Enron Ventures Corp.                         02-11242        --           --          --           --            --            --
Enron Mauritius Company                      02-11267        --           --          --           --            --            --
Enron India Holding Ltd.                     02-11268        --           --          --           --            --            --
Offshore Power Production C.V                02-11272        --           --          --           --            --            --
The New Energy Trading Company               02-11824       253           --          --           --            --           253
EES Service Holdings, Inc                    02-11884        --           --          --           --            --            --
Enron Wind Development Corp.(a)              02-12104
ZWHC, LLC(a)                                 02-12105
Zond Pacific(a)                              02-12106
Enron Reserve Acquisition Corp.              02-12347        --           --          --           --            --            --
EPC Estate Services, Inc.
 (formerly National Energy Production
  Corp.)(a)                                  02-12398
Enron Power & Industrial Construction(a)     02-12400
NEPCO Power Procurement Co.(a)               02-12402
NEPCO Services International, Inc.(a)        02-12403
San Juan Gas Company, Inc.                   02-12902         1           --          --           --            --             1
EBF, LLC                                     02-13702        --           --          --           --            --            --
Zond Minnesota Construction Co. LLC          02-13723        --           --          --           --            --            --
Enron Fuels International, Inc.              02-14046        --           --          --           --            --            --
E Power Holdings Corp.                       02-14632        --           --          --           --            --            --
                                                         ------------------------------------------------------------------------
Combined Debtor Entities                                 $1,333          $177      $(164)        $  2          $(46)      $ 1,302
                                                         ========================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances, primarily related to asset dispositions and letters of credit, as follows (in millions):

                   Enron Metals & Commodity Corp      $ 24
                   Enron Corp.                          64
                   Enron North America Corp.            55
                   Enron Broadband Services, Inc.       53
                   Enron Energy Services, Inc.          22
                   Enron Global LNG LLC                 32
                   Enron LNG Shipping Company           24
                                                      ----
                                                      $274
                                                      ====

                                                                         Table 2
                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                     For the Month Ended September 30, 2002
                                  (In Millions)

                                                        Beginning                    (Payments)          Ending
Debtor Company                          Case No.         Balance       Accruals        Refunds           Balance
----------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $  (17)        $   (1)         $      -          $ (18)
Enron Corp.                             01-16034           175            166                 -            341
Enron North America Corp.               01-16035           (22)           (12)                -            (34)
Enron Power Marketing, Inc.             01-16036            (7)             -                 -             (7)
PBOG Corp.                              01-16037             -              -                 -              -
Smith Street Land Company               01-16038             5             (5)                -              -
Enron Broadband Services, Inc.          01-16039           (26)           (22)                -            (48)
Enron Energy Services Operations, Inc.  01-16040           (24)           (27)                -            (51)
Enron Energy Marketing Corp.            01-16041           (22)            16                 -             (6)
Enron Energy Services, Inc.             01-16042           (16)           (73)               (1)           (90)
Enron Energy Services, LLC              01-16043           (44)             -                 -            (44)
Enron Transportation
  Services Company                      01-16044             -              -                 -              -
BAM Leasing Company                     01-16045             -             (4)                -             (4)
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -
Enron Gas Liquids, Inc.                 01-16048            (1)            (4)                -             (5)
Enron Global Markets LLC                01-16076            (2)            (1)                -             (3)
Enron Net Works L.L.C.                  01-16078           (17)           (22)                -            (39)
Enron Industrial Markets LLC            01-16080            (2)            (1)                -             (3)
Operational Energy Corp.                01-16109             -              -                 -              -
Enron Engineering &
  Construction Co.                      01-16110             1             (1)                -              -
Enron Engineering &
  Operational Services Co.              01-16111             -              -                 -              -
Garden State Paper Company LLC          01-16280             2             (3)                -             (1)
Palm Beach Development Company, L.L.C.  01-16319             -              -                 -              -
Tenant Services, Inc.                   01-16428            (7)            (2)                -             (9)
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -
Enron Freight Markets Corp.             01-16467             -              -                 -              -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -
Enron Energy Services North
  America, Inc.                         02-10007             -              -                 -              -
Enron LNG Marketing LLC                 02-10038             -              -                 -              -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -
Enron Global LNG LLC                    02-10060             -             11                 -             11
Enron International Fuel Management
  Company                               02-10061             -              -                 -              -
Enron Natural Gas Marketing Corp.       02-10132             3              -                 -              3
ENA Upstream Company LLC                02-10232             -             (1)                -             (1)
Enron Liquid Fuels, Inc.                02-10252            (2)            (6)                -             (8)
Enron LNG Shipping Company              02-10346                            -                 -              -                 -
Enron Property & Services Corp.         02-10464            (1)           (12)                -            (13)
Enron Capital & Trade Resources
  International Corp.                   02-10613            (2)             -                 -             (2)
Enron Communication Leasing Corp.       02-10632            (1)            (1)                -             (2)
Enron Wind Corp.(a)                     02-10743
Enron Wind Systems, Inc.(a)             02-10747
Enron Wind Energy Systems Corp.(a)      02-10748
Enron Wind Maintenance Corp.(a)         02-10751
Enron Wind Constructors Corp.(a)        02-10755

                           Continued on the next page

                                                                         Table 2
                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                     For the Month Ended September 30, 2002
                                  (In Millions)

                                                        Beginning                    (Payments)          Ending
Debtor Company                          Case No.         Balance       Accruals        Refunds           Balance
----------------------------------------------------------------------------------------------------------------
EREC Subsidiary I, LLC                  02-10757             -              -                 -              -
EREC Subsidiary II, LLC                 02-10760             -              -                 -              -
EREC Subsidiary III, LLC                02-10761             -              -                 -              -
EREC Subsidiary IV, LLC                 02-10764             -              -                 -              -
EREC Subsidiary V, LLC                  02-10766             -              -                 -              -
Intratex Gas Company                    02-10939             -              -                 -              -
Enron Processing Properties, Inc.       02-11123             -              -                 -              -
Enron  Methanol Company                 02-11239            (5)            (1)                -             (6)
Enron Ventures Corp.                    02-11242             -              -                 -              -
Enron Mauritius Company                 02-11267             -              -                 -              -
Enron India Holding Ltd.                02-11268             -              -                 -              -
Offshore Power Production C.V.          02-11272             -              -                 -              -
The New Energy Trading Company          02-11824             -              1                 -              1
EES Service Holdings Inc.               02-11884             -              -                 -              -
Enron Wind Development Corp.(a)         02-12104
ZWHC, LLC(a)                            02-12105
Zond Pacific(a)                         02-12106
Enron Reserve Acquisition Corp.         02-12347            13            (14)                -             (1)
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.)(a)                              02-12398
Enron Power & Industrial
  Construction(a)                       02-12400
NEPCO Power Procurement Co.(a)          02-12402
NEPCO Services International, Inc.(a)   02-12403
San Juan Gas Company, Inc.              02-12902             -              -                 -              -
EBF, LLC                                02-13702             -              -                 -              -
Zond Minnesota Construction
  Company LLC                           02-13723             -              -                 -              -
Enron Fuels International, Inc.         02-14046             -              -                 -              -
E Power Holdings Corp.                  02-14632             -              -                 -              -
                                                           ---------------------------------------------------
Combined Debtor Entities                                   $ (19)        $(19)             $ (1)         $ (39)
                                                           ===================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 3
                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                            As of September 30, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -     $    -
Enron Corp.                                    01-16034             1          -         -          1         27         29
Enron North America Corp.                      01-16035             7          -         -          -          -          7
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          -          -          -
Enron Energy Services Operations, Inc.         01-16040             1          -         -          -          -          1
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             5          -         -          -          -          5
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.(a)                            02-10743
Enron Wind Systems, Inc.(a)                    02-10747
Enron Wind Energy Systems Corp.(a)             02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp.(a)               02-10755

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                            As of September 30, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
EREC Subsidiary I, LLC                         02-10757             -          -         -          -          -          -
EREC Subsidiary II, LLC                        02-10760             -          -         -          -          -          -
EREC Subsidiary III, LLC                       02-10761             -          -         -          -          -          -
EREC Subsidiary IV, LLC                        02-10764             -          -         -          -          -          -
EREC Subsidiary V, LLC                         02-10766             -          -         -          -          -          -
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development Corp.(a)                02-12104
ZWHC, LLC(a)                                   02-12105
Zond Pacific(a)                                02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
  (formerly National Energy Production
  Corp.)(a)                                    02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC        02-13723             -          -         -          -          -          -
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp                          02-14632             -          -         -          -          -          -
                                                                  ---------------------------------------------------------
Combined Debtor Entities                                          $14      $   -     $   -        $ 1       $ 27       $ 42
                                                                  =========================================================

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                            As of September 30, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  1      $   1
Enron Corp.                                    01-16034             -          1         4        309         35        349
Enron North America Corp.                      01-16035             6          -         -         26          -         32
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             3         17         -         17         65        102
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -         30         30
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         13         13
Enron Energy Services, LLC                     01-16043             -          -         -          -          4          4
Enron Transportation Services Company          01-16044             -          -         -          -          1          1
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -         41          -         41
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -         (1)        1         (1)         2          1
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          5         (5)         -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -         13         13
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          5          5
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          5         (4)         1
Enron Energy Services North America, Inc.      02-10007             -          -         -         10         (2)         8
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             1          -         -          6          -          7
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.(a)                            02-10743
Enron Wind Systems, Inc.(a)                    02-10747
Enron Wind Energy Systems Corp.(a)             02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp.(a)               02-10755

                             Continued on next page

                                                                         Table 4

                            As of September 30, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
EREC Subsidiary I, LLC                         02-10757             -          -         -          -          -          -
EREC Subsidiary II, LLC                        02-10760             -          -         -          -          -          -
EREC Subsidiary III, LLC                       02-10761             -          -         -          -          -          -
EREC Subsidiary IV, LLC                        02-10764             -          -         -          -          -          -
EREC Subsidiary V, LLC                         02-10766             -          -         -          -          -          -
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development Corp.(a)                02-12104
ZWHC, LLC(a)                                   02-12105
Zond Pacific(a)                                02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
  Corp.)(a)                                    02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          4         (4)         -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC        02-13723             -          -         -          -          -          -
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
                                                                 ----------------------------------------------------------
Combined Debtor Entities                                         $ 10       $ 17      $  5       $422       $157       $611
                                                                 ==========================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                     For the Month Ended September 30, 2002
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   1        $   -        $   -           $  -           $   1
Enron Corp.                                    01-16034           348            4           (4)             1             349
Enron North America Corp.                      01-16035            27            -            -              5              32
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039           103            4           (1)            (4)            102
Enron Energy Services Operations, Inc.         01-16040            21            -           (6)            15              30
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            13            -            -              -              13
Enron Energy Services, LLC                     01-16043             4            -            -              -               4
Enron Transportation Services Company          01-16044             1            -            -              -               1
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046            41            -            -              -              41
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             1            -            -              -               1
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             1            -            -             (1)              -
Enron Engineering & Construction Co.           01-16110             2            -            -             (2)              -
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280            12            -            -              1              13
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             5            -            -              -               5
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             1            -            -              -               1
Enron Energy Services North America, Inc.      02-10007             8            -            -              -               8
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             7            -            -              -               7
Enron Capital & Trade Resources
 International Corp.                           02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp.(a)                            02-10743
Enron Wind Systems, Inc.(a)                    02-10747
Enron Wind Energy Systems Corp.(a)             02-10748
Enron Wind Maintenance Corp.(a)                02-10751
Enron Wind Constructors Corp.(a)               02-10755

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                     For the Month Ended September 30, 2002
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
EREC Subsidiary I, LLC                         02-10757             -            -            -              -               -
EREC Subsidiary II, LLC                        02-10760             -            -            -              -               -
EREC Subsidiary III, LLC                       02-10761             -            -            -              -               -
EREC Subsidiary IV, LLC                        02-10764             -            -            -              -               -
EREC Subsidiary V, LLC                         02-10766             -            -            -              -               -
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             -            -            -              -               -
Enron Wind Development Corp. (a)               02-12104
ZWHC, LLC(a)                                   02-12105
Zond Pacific(a)                                02-12106
Enron Reserve Acquisition Corp.                02-12347             -            -            -              -               -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.)(a)                                     02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902             -            -            -              -               -
EBF, LLC                                       02-13702             -            -            -              -               -
Zond Minnesota Construction Company LLC        02-13723             -            -            -              -               -
Enron Fuels International, Inc.                02-14046             -            -            -              -               -
E Power Holdings Corp.                         02-14632             -            -            -              -               -
                                                                --------------------------------------------------------------
Combined Debtor Entities                                        $ 599        $   8        $ (11)         $  15           $ 611
                                                                ==============================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                            As of September 30, 2002
                                  (In Millions)


Debtor Company                                 Case No.               Receivables            Payables
--------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     1               $    9
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                    1,550                2,035
Enron Power Marketing, Inc.                    01-16036                      316                  522
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                      257                  308
Enron Energy Marketing Corp.                   01-16041                      191                   36
Enron Energy Services, Inc.                    01-16042                      757                  222
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                       24                   40
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
 Services Co.                                  01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        2                   18
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                        6                   30
Enron Energy Information
 Solutions, Inc.                               01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        5                    4
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                   15
ENA Upstream Company LLC                       02-10232                       31                   68
Enron Liquid Fuels, Inc.                       02-10252                       17                   25
Enron LNG Shipping Company                     02-10346                        1                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
 International Corp.                           02-10613                       90                  119
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp.(a)                            02-10743
Enron Wind Systems, Inc.(a)                    02-10747
Enron Wind Energy Systems Corp.(a)             02-10748
Enron Wind Maintenance Corp.(a)                02-10751
Enron Wind Constructors Corp.(a)               02-10755

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                            As of September 30, 2002
                                  (In Millions)

Debtor Company                                 Case No.               Receivables            Payables
--------------------------------------------------------------------------------------------------------
EREC Subsidiary I, LLC                         02-10757                        -                    -
EREC Subsidiary II, LLC                        02-10760                        -                    -
EREC Subsidiary III, LLC                       02-10761                        -                    -
EREC Subsidiary IV, LLC                        02-10764                        -                    -
EREC Subsidiary V, LLC                         02-10766                        -                    -
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development Corp.(a)                02-12104                        -                    -
ZWHC, LLC(a)                                   02-12105                        -                    -
Zond Pacific(a)                                02-12106                        -                    -
Enron Reserve Acquisition Corp.                02-12347                       36                    -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.)(a)                                     02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co.(a)                 02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902                        -                    -
EBF, LLC                                       02-13702                        -                    -
Zond Minnesota Construction Company LLC        02-13723                        -                    -
Enron Fuels International, Inc.                02-14046                       33                    2
E Power Holdings Corp.                         02-14632                        -                    -
                                                                         ----------------------------
Combined Debtor Entities                                                 $ 3,317               $3,453
                                                                         ============================



                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 7
                                 Enron Entities
                               Asset Dispositions
                     For the Month Ended September 30, 2002
                                  (In Millions)

                                                                              Asset                     Book
Company                                Date Closed                         Description                  Value          Proceeds
--------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------
Garden State Paper Company LLC             9/20/02                     Sale of newsprint mill.            $ 6             $ 6

Non-Debtor Companies
--------------------
Enron Trading Services Inc.                9/25/02                     Sale of one NYMEX seat.            $ -             $ 1